Sensitivity analysis to key market risks	6 Months Ended
Jun. 30, 2022
Sensitivity analysis to key market risks
Sensitivity analysis to key market risks

C6     Sensitivity analysis to key market risks

The Group's risk framework and the management of risks attaching to the Group's financial statements including financial assets, financial liabilities and insurance liabilities, together with the inter-relationship with the management of capital, have been included in the Risk review report. The following sections set out the sensitivity of the Group’s profit or loss and shareholders' equity to instantaneous changes in interest rates and equity levels, which are then assumed to remain unchanged for the long term. Further information of the Group's sensitivity to key risks was set out in the Group's financial statements for the year ended 31 December 2021.

C6.1  Insurance operations

The table below shows the sensitivity of shareholders' equity as at 30 June 2022 and 31 December 2021 for insurance operations to the following market risks:

–	1 per cent increase and 0.5 per cent decrease in interest rates (based on local government bond yields at the valuation date) in isolation and subject to a floor of zero; and
–	Instantaneous 10 per cent rise and 20 per cent fall in the market value of equity and property assets. The equity risk sensitivity analysis assumes that all equity indices fall by the same percentage.

The sensitivities below only allow for limited management actions such as changes to policyholder bonuses, where applicable. If the economic conditions set out in the sensitivities persisted, the financial impacts may differ to the instantaneous impacts shown below. Given the continuous risk management processes in place, management could take additional actions to help mitigate the impact of these stresses, including (but not limited to) rebalancing investment portfolios, increased use of reinsurance, repricing of in-force benefits, changes to new business pricing and the mix of new business being sold.

Where liabilities are valued using historic average rates for a short period (ie up to three years), the valuation interest rates are adjusted to assume a parallel increase or decrease in the interest rates used in the averaging approach to reflect the impact that could be seen in the near term. These sensitivities do not include credit risk sensitivities, such as movements in credit spreads, and hence the valuation of debt securities and policyholder liabilities. A one-letter credit downgrade in isolation (ie ignoring any consequential change in valuation) would not have a material impact on IFRS profit or shareholders’ equity.

Net effect on shareholders' equity from insurance operations	2022 $m	2021 $m
	30 Jun	31 Dec
Shareholders’ equity of insurance operations	13,308	14,289

Sensitivity to key market risks:note
Interest rates and consequential effects – 1% increase	(680)	(796)
Interest rates and consequential effects – 0.5% decrease	121	137
Equity/property market values – 10% rise	305	372
Equity/property market values – 20% fall	(750)	(787)

Note

The effect from the changes in interest rates or equity and property prices above, if they arose, would impact profit after tax for the insurance operations and would mostly be recorded within short-term fluctuations in investment returns. The impact on profit after tax would be the same as the net effect on shareholders' equity. In the context of the Group, the results of the Africa insurance operations are not materially impacted by interest rate or equity rate changes.

The degree of sensitivity of the results of the non-linked shareholder-backed business of the insurance operations to movements in interest rates depends upon the degree to which the liabilities under the 'grandfathered' IFRS 4 measurement basis reflects market interest rates from period to period. This varies by business unit.

For example:

–

Certain businesses (Taiwan and India) apply US GAAP, for which the results can be more sensitive as the effect of interest rate movements on the backing investments may not be offset by liability movements; and

–	The level of options and guarantees in the products written in a particular business unit will affect the degree of sensitivity to interest rate movements.

The sensitivity of the insurance operations presented as a whole at a given point in time will also be affected by a change in the relative size of the individual businesses.

The ‘increase of 1%’ sensitivities reflects that, for many operations the impact of interest rate movements on the value of government and corporate bond investments dominates, namely bonds are expected to decrease in value as interest rates increase to a greater extent than the offsetting decrease in liabilities from a corresponding change in discount rates. This arises because the discount rate in some operations does not fluctuate in line with interest rate movements.

Following a general increase in interest rates over 2021 and first half of 2022, under a 0.5% decrease interest rate scenario for most operations asset gains exceed the increases in liabilities resulting in an overall small positive impact of an instantaneous decrease of rates.

Movements in equities backing with-profits and unit-linked business have been excluded from the equity and property sensitivities as they are generally matched by an equal movement in insurance liabilities (including unallocated surplus of with-profits funds). The impact on changes to future profitability as a result of changes to the asset values within unit-linked or with-profits funds have not been included in the instantaneous sensitivity above. The estimated sensitivities shown above include equity and property investments held by the Group’s joint venture and associate businesses. Generally, changes in equity and property investment values held outside unit-linked and with-profits funds are not directly offset by movements in non-linked policyholder liabilities. For Hong Kong’s non-participating business, liabilities largely reflect asset shares post the adoption of HK RBC and therefore the consequential movements in equities are offset by movements in policyholder liabilities.

C6.2  Eastspring and central operations

The profit for the period of Eastspring is sensitive to the level of assets under management, as this significantly affects the value of management fees earned by the business in the current and future periods. Assets under management will rise and fall as market conditions change, with a consequential impact on profitability.

Eastspring holds a small amount of investments direct on its balance sheet, including investments in respect of seeding capital into retail funds it sells to third parties (see note C.1). Eastspring’s profit will therefore have some exposure to the market movements of these investments.

At 30 June 2022, the Group’s central operations held a 14.3 per cent (31 December 2021: 18.4 per cent) economic interest in the equity securities of Jackson. These equity securities are listed on the New York Stock Exchange and classified as 'available-for-sale' with a fair value of $325 million at 30 June 2022 (31 December 2021: $683 million). If the value of these securities decreased by 20 per cent, the change in valuation would be $(65) million (31 December 2021: $(137) million), which would reduce shareholders' equity by this amount before tax, all of which would pass through other comprehensive income outside of the profit or loss.